                                                                    EXHIBIT 3(a)


                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------
                                                                          PAGE 1


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "ARABIAN SHIELD DEVELOPMENT COMPANY" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SIXTH DAY OF JANUARY, A.D. 2000.

     AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "ARABIAN SHIELD DEVELOPMENT COMPANY" WAS INCORPORATED ON THE FOURTH DAY OF MAY, A.D. 1967.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.


                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8300                    AUTHENTICATION:     0183558

     001007798                                 DATE:     01-06-00

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "ARABIAN SHIELD DEVELOPMENT COMPANY", FILED IN THIS OFFICE ON THE FOURTH DAY OF MAY, A.D. 1967, AT 10 O'CLOCK A.M.











                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8100                    AUTHENTICATION:     0184313

     001007802                                 DATE:     01-06-00

                          CERTIFICATE OF INCORPORATION

                                       OF

                       ARABIAN SHIELD DEVELOPMENT COMPANY

                                * * * * * * * *

     FIRST. The name of the corporation is

                       ARABIAN SHIELD DEVELOPMENT COMPANY

     SECOND. Its principal office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington, Delaware.

     THIRD. The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

     To carry on the business of purchasing or otherwise acquiring, owning, holding, investing or dealing in, administering, managing, operating, and selling, mortgaging, pledging, hypothecating or otherwise disposing of, petroleum, oil, gas, or mineral lands, properties, rights, royalties, or leases, or fractional interests therein.

     To buy, exchange, contract for, lease and in any and all other ways, acquire, take, hold, and own, and to deal in, sell, mortgage, lease or otherwise dispose of lands, claims, mineral rights, oil wells, gas wells, oil lands, gas lands and other real and personal property, and rights and interests therein and thereto and in and to other real and personal properties, both for its own account and as agent, operator or manager for the account of others, and to manage, operate, maintain, improve, and develop the said properties, and each and all of them.

     To enter into, maintain, operate or carry on in all its branches the business of exploring, drilling and mining for, extracting, producing, refining, treating, distilling, manufacturing, handling and dealing in, and buying and selling, petroleum, oil, gas, coal and any and all other mineral and hydrocarbon substances, and any and all products or by-products which may be derived from said substances or any of them; and for such or any of such purposes to buy, exchange, contract for, lease and in any and all other ways acquire, take, hold and own, and to sell, mortgage, lease and otherwise dispose of, and to construct, manage, maintain, deal in and operate plants, refineries, pipelines, gathering systems, tanks, tank cars, trucks, machinery and equipment of every kind, character and description and otherwise to deal in, operate, establish, promote, carry on, conduct and manage any and all other property and appliances that may in any wise be deemed advisable in connection with the business of the corporation or any branch thereof, or that may be deemed convenient at any time by the Board of Directors of the corporation.

     To enter into, maintain, operate or carry on in all of its branches anywhere in the world the business of exploring, drilling and mining for, extracting, producing, refining, treating, processing and distilling ores, metals and other minerals, liquid, gaseous, or solid, and manufacturing, handling and dealing in, and buying and selling, such ores, metals and minerals, and any and all mineral substances, and any and all products or by-products which may be derived from such substances; to buy, lease or in any way acquire, take, hold, own, develop, exploit and deal in lands, concessions, franchises and mineral rights anywhere in the world.

     To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

     To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

     To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade names, relating to or useful in connection with any business of this corporation.

     To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences or indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

     To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

     To borrow or raise moneys for any of the purposes of the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the tine owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

     To loan to any person, firm or corporation any or its surplus funds, either with or without security.

     To purchase, hold, sell and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

     To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey or otherwise dispose of, real and personal property of every class and description in any of the states, districts, territories or colonies of the United States, and in any and all foreign countries, subject to the laws of such state, district, territory, colony or country.

     In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Delaware upon corporations formed under the General Corporation Law of the State of Delaware, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

     The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this certificate of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.

     FOURTH. The total number of shares of stock which the corporation shall have authority to issue is five million (5,000,000) and the par value of each of such shares is Ten Cents ($0.10) amounting in the aggregate to Five Hundred Thousand Dollars ($500,000.00).

     Unless otherwise determined by the board of directors, no holder of stock of the corporation shall, as such holder, have any right to purchase or subscribe for any stock of any class which the corporation may issue or sell, whether or not exchangeable for any stock of the corporation or any class or classes and whether out of unissued shares authorized by the certificate of incorporation as originally filed or by any amendment thereof or out of shares of stock of the corporation acquired by it after the issue thereof; nor, unless otherwise determined by the board of directors, shall any holder of any shares of the capital stock of the corporation, as such holder, have any right to purchase or subscribe for any obligation which the corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the stock of the corporation of any class or classes, or to which shall be attached or appurtenant any warrant or warrants or other instrument or instruments that shall confer upon the holder or holders of such obligation the right to subscribe for or purchase from the corporation any shares of its capital stock of any class or classes.

     FIFTH. The minimum amount of capital with which the corporation will commence business is One Thousand Dollars ($1,000.00).

     SIXTH. The names and places of residence of the incorporators are as follows:

       NAMES                                  RESIDENCES
       -----                                  ----------
    B. J. Consono                       Wilmington, Delaware

    F. J. Obara, Jr.                    Wilmington, Delaware

    A. D. Grier                         Wilmington, Delaware

     SEVENTH. The corporation is to have perpetual existence.


     EIGHTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.


     NINTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

     To make, alter or repeal the by-laws of the corporation.

     To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

     To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

     When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders or a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

     TENTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     ELEVENTH. Meetings of stockholders may be held outside the State of Delaware, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by ballot unless the by-laws of the corporation shall so provide.

     TWELFTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands and seals this 4th day of May, A.D. 1967.



                                   /s/ B. J. CONSONO             (SEAL)
                                   ------------------------------

                                   /s/ F. J. OBARA, JR.          (SEAL)
                                   ------------------------------

                                   /s/ A. D. GRIER               (SEAL)
                                   ------------------------------



STATE OF DELAWARE             )
                              )    ss:
COUNTY OF NEW CASTLE          )


     BE IT REMEMBERED that on this 4th day of May, A.D. 1967, personally came before me, a Notary Public for the State of Delaware, B. J. Consono, P. J. Obara, Jr. and A. D. Grier, all, of the parties to the foregoing certificate of incorporation, known to me personally to be such, and severally acknowledged the said certificate to be the act and deed of the signers respectively and that the facts therein stated are truly set forth.

     GIVEN under my hand and seal of office the day and year aforesaid.



                                   /s/ [ILLEGIBLE]
                                   ------------------------------
                                            Notary Public



                                        [SEAL]

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ARABIAN SHIELD DEVELOPMENT COMPANY", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF SEPTEMBER, A.D. 1980, AT 10 O'CLOCK A.M.






                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8100                    AUTHENTICATION:     0184312

     001007802                                 DATE:     01-06-00

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       ARABIAN SHIELD DEVELOPMENT COMPANY


     ARABIAN SHIELD DEVELOPMENT COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST. That the Board of Directors of said corporation duly adopted on June 23, 1980 resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, deeming and declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders of said corporation, scheduled to be held on August 12, 1980. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Board of Directors deems and declares to be advisable and proposes and recommends to the stockholders that the first paragraph of Article Fourth of the Certificate of Incorporation of the corporation be amended so that, as amended, said first paragraph shall read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the corporation shall have authority to issue is seven million (7,000,000) and the par value of each of such shares is Ten Cents ($0.10) amounting in the aggregate to Seven Hundred Thousand Dollars ($700,000.00)."

     SECOND. That, thereafter, pursuant to the resolutions of the Board of Directors, the proposed amendment was presented to the stockholders of said corporation at the annual meeting thereof, duly held on August 12, 1980, and was duly adopted by a favorable vote of the holders of a majority of the outstanding shares of stock of said corporation entitled to vote thereon.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation law of the State of Delaware.

     FOURTH. That the capital of said corporation shall not be reduced under or by reason of the foregoing amendment.

     IN WITNESS WHEREOF, ARABIAN SHIELD DEVELOPMENT COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by John
A. Crichton, its Chairman of the Board, and attested by Sam R. Parker, its Secretary, this 19th day of September, 1980.


                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By /s/ JOHN A. CRICHTON
                                           -------------------------------------
[CORPORATE SEAL]                           John A. Crichton, Chairman
                                             of the Board

ATTEST:

/s/ SAM R. PARKER
--------------------------------
Sam R. Parker, Secretary

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ARABIAN SHIELD DEVELOPMENT COMPANY", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF AUGUST, A.D. 1982, AT 10 O'CLOCK A.M.






                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8100                    AUTHENTICATION:     0184311

     001007802                                 DATE:     01-06-00

                                                                         [STAMP]


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       ARABIAN SHIELD DEVELOPMENT COMPANY


     ARABIAN SHIELD DEVELOPMENT COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST. That the Board of Directors of said corporation duly adopted on May 3, 1982 resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, deeming and declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders of said corporation, scheduled to be held on June 30, 1982. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Board of Directors deems and declares to be advisable and proposes and recommends to the stockholders that the first paragraph of Article Fourth of the Certificate of Incorporation of the corporation be amended so that, as amended, said first paragraph shall read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the corporation shall have authority to issue is ten million (10,000,000) and the par value of each of such shares is Ten Cents ($0.10) amounting in the aggregate to One Million Dollars ($1,000,000.00)."

     SECOND. That, thereafter, pursuant to the resolutions of the Board of Directors, the proposed amendment was presented to the stockholders of said corporation at the annual meeting thereof, duly held on June 30, 1982, and was duly adopted by a favorable vote of the holders of a majority of the outstanding shares of stock of said corporation entitled to vote thereon.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation law of the State of Delaware.

     FOURTH. That the capital of said corporation shall not be reduced under or by reason of the foregoing amendment.

     IN WITNESS WHEREOF, ARABIAN SHIELD DEVELOPMENT COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by John
A. Crichton, its Chairman of the Board, and attested by Sam R. Parker, its Secretary, this 15th day of July, 1982.




                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By /s/ JOHN A. CRICHTON
                                           -------------------------------------
[CORPORATE SEAL]                           John A. Crichton, Chairman
                                             of the Board

ATTEST:

/s/ SAM R. PARKER
--------------------------------
Sam R. Parker, Secretary

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ARABIAN SHIELD DEVELOPMENT COMPANY", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF MARCH, A.D. 1985, AT 10 O'CLOCK A.M.







                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8100                    AUTHENTICATION:     0184310

     001007802                                 DATE:     01-06-00

                            CERTIFICATE OF AMENDMENT
                                                                         [STAMP]
                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        ARABIAN SHIELD DEVELOPMENT COMPANY



     ARABIAN SHIELD DEVELOPMENT COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST. That the Board of Directors of said corporation duly adopted on August 28, 1984 resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, deeming and declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders of said corporation, scheduled to be held on November 16, 1984. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Board of Directors deems and declares to be advisable and proposes and recommends to the stockholders that the first paragraph of Article Fourth of the Certificate of Incorporation of the Company be amended so that, as amended, said first paragraph shall read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the corporation shall have authority to issue is twenty million (20,000,000) and the par value of each of such shares is Ten Cents ($.10) amounting in the aggregate to Two Million Dollars ($2,000,000)."

     SECOND. That, thereafter, pursuant to the resolutions of the Board of Directors, the proposed amendment was presented to the stockholders of said corporation at the annual meeting thereof, duly held on November 16, 1984, and as duly adopted by a favorable vote of the holders of a majority of the outstanding shares of stock of said corporation entitled to vote thereon.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH. That the capital of said corporation shall not be reduced under or by reason of the foregoing amendment.

     IN WITNESS WHEREOF, ARABIAN SHIELD DEVELOPMENT COMPANY has caused its Corporate seal to be hereunto affixed and this Certificate to be signed by John
A. Crichton, its Chairman of the Board, and attested by Sam R. Parker, its Secretary, this 26th Day of December, 1984.


                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By /s/ JOHN A. CRICHTON
                                           -------------------------------------
[CORPORATE SEAL]                           John A. Crichton, Chairman
                                             of the Board

ATTEST:

/s/ SAM R. PARKER
--------------------------------
Sam R. Parker, Secretary

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ARABIAN SHIELD DEVELOPMENT COMPANY", FILED IN THIS OFFICE ON THE TWELFTH DAY OF JANUARY, A.D. 1987, AT 10 O'CLOCK A.M.









                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8100                    AUTHENTICATION:     0184309

     001007802                                 DATE:     01-06-00

                                                                         [STAMP]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       ARABIAN SHIELD DEVELOPMENT COMPANY


     ARABIAN SHIELD DEVELOPMENT COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST. That the Board of Directors of said corporation duly adopted on October 1, 1986 resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, deeming and declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders of said corporation, scheduled to be held on November 25, 1986. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Board of Directors deems and declares to be advisable and proposes and recommends to the stockholders that the Certificate of Incorporation of the Company be amended by adding a new Article Thirteenth that shall read in its entirety as follows:

          "THIRTEENTH. To the full extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No repeal, amendment or modification of this article, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director of the corporation occurring prior to such repeal, amendment or modification."

     SECOND. That, thereafter, pursuant to the resolutions of the Board of Directors, the proposed amendment was presented to the stochholders of said corporation at the annual meeting thereof, duly held on November 25, 1986, and was duly adopted by a favorable vote of the holders of a majority of the outstanding shares of stock of said corporation entitled to vote thereon.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH. That the capital of said corporation shall not be reduced under or by reason of the foregoing amendment.

     IN WITNESS WHEREOF, ARABIAN SHIELD DEVELOPMENT COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by John
A. Crichton, its Chairman of the Board, and attested by Drew Wilson, its Assistant Secretary, this 3Oth day of December, 1986.




                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By /s/ JOHN A. CRICHTON
                                           -------------------------------------
[CORPORATE SEAL]                           John A. Crichton, Chairman
                                             of the Board

ATTEST:

/s/ DREW WILSON
--------------------------------
Drew Wilson, Assistant Secretary

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ARABIAN SHIELD DEVELOPMENT COMPANY", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JANUARY, A.D. 1993, AT 9 O'CLOCK A.M.










                                     /s/ EDWARD J. FREEL
                                     -------------------------------------------
                                     Edward J. Freel, Secretary of State

                          [SEAL]
     0657007 8100                    AUTHENTICATION:     0184308

     001007802                                 DATE:     01-06-00

    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 01/29/1993
   930335108 - 652007

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       ARABIAN SHIELD DEVELOPMENT COMPANY


     Arabian Shield Development Company (the "Corporation"), a Corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the corporation for consideration thereof. The text of the proposed amendment is as follows:

     RESOLVED, that the first paragraph of Article Fourth of the Certificate of Incorporation be amended to read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the corporation shall have authority to issue is forty million (40,000,000) and the par value of each of such shares is Ten cents ($.lO) amounting in the aggregate to Four Million Dollars ($4,000,000)."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the corporation was duly called and held on December 29, 1992, upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.


     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Certificate for and on behalf of the Corporation, and does hereby acknowledge that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

     DATED: January 15, 1993


                                        By /s/ JACK CRICHTON
                                           -------------------------------------
[CORPORATE SEAL]                           Jack Crichton, Chairman
                                             of the Board

ATTEST:

/s/ DREW WILSON
--------------------------------
Drew Wilson, Secretary